Exhibit 1.1

                         Form of Underwriting Agreement

                                   [ ] Shares
               (plus [ ] Shares to cover over-allotments, if any)


                              SUN BANCSHARES, INC.
                     COMMON STOCK, PAR VALUE $1.00 PER SHARE


                             UNDERWRITING AGREEMENT



                                                              October ___, 1997


ADVEST, INC.
As Representative (the "Representative")
 of the Several Underwriters
Named in Schedule I hereto
c/o Advest, Inc.
One Rockefeller Plaza, 20th Floor
New York, New York  10020

Dear Sirs and Mesdames:

                  Sun Bancorp, Inc., a New Jersey corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to sell to the several Underwriters named in Schedule I hereto (the "Underwriters"), an aggregate of [ ] shares (the "Firm Shares") of the Company's common stock, par value $1.00 per share (the "Common Stock").

                  In addition, in order to cover over-allotments in the sale of the Firm Shares, the Underwriters may, at the Underwriters' election and subject to the terms and conditions stated herein, purchase ratably in proportion to the amounts set forth opposite their respective names in Schedule I hereto, up to [ ] additional shares of Common Stock from the Company (such additional shares of Common Stock, the "Optional Shares"). The Firm Shares and the Optional Shares are referred to collectively as the "Shares."

                  As part of the offering of [ ] Firm Shares contemplated by this Agreement, Advest, Inc. ("Advest") has agreed to reserve out of the Firm Shares set forth opposite its name on Schedule I hereto, up to [ ] Shares, for sale to the Company's employees, officers and directors (collectively, the "Participants"), as set forth in the Prospectus in the section entitled "Underwriting" (the "Directed Share Program"). The Shares to be sold by Advest pursuant to the Directed Share Program (the "Directed Shares") will be sold by Advest pursuant to this Agreement [at the public offering price] [at the price specified in the Prospectus]. [Any Directed Shares not orally confirmed for purchase by any Participants by the end of the first business day


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after the date on which this Agreement is executed will be offered to the public by Advest as set forth in the Prospectus.]

                  The Company, intending to be legally bound, hereby confirms its agreement with the Underwriters as follows:

                  1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                           (a)      A registration statement on Form S-1 (File
No. 333-________) with respect to the Shares, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has become effective under the Act and information has been omitted therefrom in accordance with Rule 430A under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement) with such changes or insertions as are required by Rule 430A or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Representative, or (ii) if such registration statement, as it may have been amended, has not become effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been provided to and approved by the Representative prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including (A) all financial statements, schedules and exhibits thereto, (B) all documents (or portions thereof) incorporated by reference therein, and (C) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion included in such registration statement or any amendment or post-effective amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective), including all documents (or portions thereof) incorporated by reference therein; and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be so filed, such term means the prospectus included in the Registration Statement, in either case, including all documents (or portions thereof) incorporated by reference therein. As used herein, any reference to any statement or information as being "made," "included," "contained," "disclosed" or "set forth" in any

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Preliminary Prospectus,  a Prospectus or any amendment or supplement thereto, or
the  Registration   Statement  or  any  amendment   thereto  (or  other  similar
references) shall refer both to information and statements actually appearing in such document as well as information and statements incorporated by reference therein.

                           (b)      No order preventing or suspending the use of
any Preliminary Prospectus has been issued and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or other jurisdiction. If the Registration Statement has become effective under the Act, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or threatened or, to the knowledge of the Company, contemplated by the Commission or the securities authority of any state or other jurisdiction.

                           (c)      When any Preliminary Prospectus was filed
with the Commission it contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder. When the Registration Statement or any amendment thereto was or is declared effective, and at each Time of Delivery (as hereinafter defined), it (i) contained and will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at each Time of Delivery, the Prospectus, as amended or supplemented at any such time, (i) contained and will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (c) do not apply to statements or omissions made in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you specifically for use therein. It is understood that the statements set forth in the Registration

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Statement  or any  amendment  thereto  or the  Prospectus  or any  amendment  or supplement thereto (W) in the last paragraph of the cover page of the Prospectus, (X) on the inside cover page with respect to stabilization and passive market making, and (Y) in the [ ]1, [ ]2 and [ ]3 paragraphs and the list of Underwriters under the section entitled "Underwriting," constitute the only written information furnished to the Company by or on behalf of any Underwriter through you specifically for use in the Registration Statement or any amendment thereto or the Prospectus and any amendment or supplement thereto, as the case may be.

                           (d)      There are no legal or governmental
proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any subsidiary is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                           (e)      Each of the Company and its subsidiaries has
been duly incorporated, is validly existing as a corporation or banking association in good standing under the laws of its jurisdiction of incorporation and has full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus. The Company is duly registered under the Bank Holding Company Act of 1956, as amended. The Company has full power and authority (corporate and other) to enter into this Agreement and to perform its obligations hereunder. Each of the Company and its subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole.

--------
1 Insert number of paragraph included in the section of the Prospectus entitled "Underwriting" regarding selling concessions.
2 Insert number of paragraph included in the section of the Prospectus entitled "Underwriting" regarding sales to discretionary accounts.
3 Insert number of paragraph included in the section of the Prospectus entitled "Underwriting" regarding stabilization.

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                           (f)      The   Company's   authorized,   issued  and
outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company, have been duly authorized and validly issued, are fully paid and nonassessable and conform to the descriptions of the Common Stock contained in the Prospectus. None of the issued shares of capital stock of the Company or any of its subsidiaries has been issued or is owned or held in violation of any statutory (or to the knowledge of the Company, any other) preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company or its subsidiaries) has any statutory (or to the knowledge of the Company, any other) preemptive or other rights to subscribe for any of the Shares. None of the capital stock of the Company has been issued in violation of applicable federal or state securities laws.

                           (g)      All of the issued shares of capital stock of
each subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company or one of its subsidiaries, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting agreements, proxies, voting trusts, equities or claims of any nature whatsoever. Other than the outstanding capital stock of Sun National Bank and the equity securities held in the investment portfolios of the Company and such subsidiaries (the composition of which is not materially different than the disclosures in the Prospectus as of specific dates), the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

                           (h)      Except as disclosed in the Prospectus, there
are no outstanding (i) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any of its subsidiaries, (ii) warrants, rights or options to subscribe for or purchase from the Company or any of its subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or any of its subsidiaries to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                           (i)      Since  the   respective  dates  as  of which
information is given in the Registration Statement and the Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its subsidiaries, (ii) the Company has not purchased any of its outstanding capital

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stock or declared,  paid or otherwise made any dividend or  distribution  of any kind on its capital stock, (iii) there has not been any change in the capital stock, long-term debt or short-term debt of the Company or any of its subsidiaries, and (iv) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial position, results of operations or business of the Company and its subsidiaries, in each case other than as disclosed in or contemplated by the Prospectus.

                           (j)      There  are  no  contracts,  agreements   or
understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or, requiring the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or requiring the registration of any securities pursuant to any other registration statement filed by the Company under the Act. Neither the filing of the Registration Statement nor the offering or sale of Shares as contemplated by this Agreement gives any security holder of the Company any rights for or relating to the registration of any shares of Common Stock or any other capital stock of the Company, except such as have been satisfied or waived.

                           (k)      Neither  the  Company  nor  any  of   its
subsidiaries is, or with the giving of notice or passage of time or both would be, in violation of its Articles of Incorporation or Bylaws or in default under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets are subject.

                           (l)      The Company and its subsidiaries  have  good
and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole and do not interfere with the use made or proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company or any of its subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or any subsidiary.

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                           (m)      The  Company  does not  require any consent,
approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body in connection with the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

                           (n)      Other  than  as disclosed in the Prospectus,
there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation (including without limitation, any bank regulatory proceeding) pending or, to the Company's knowledge, threatened in which the Company or any of its subsidiaries is a party or of which any of their respective properties or assets are the subject which, if determined adversely to the Company or any subsidiary, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole. Neither the Company nor any subsidiary is in violation of, or in default with respect to, any law, statute, rule, regulation, order, judgment or decree, except as described in the Prospectus or such as do not and will not individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole, and neither the Company nor any subsidiary is required to take any action in order to avoid any such violation or default.

                           (o)      Deloitte & Touche  LLP, which  has certified
certain financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus, are independent public accountants as required by the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder.

                           (p)      The  consolidated  financial  statements and
schedules (including the related notes) of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Prospectus and/or any Preliminary Prospectus were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the financial position and results of operations of the Company and its subsidiaries, on a consolidated basis, at the dates and for the periods presented. The selected financial data and operating and statistical information set forth under the captions "Summary," "Selected Consolidated Financial Data," "Use of Proceeds," "Capitalization," "Business of the

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Company,"  "Management" and  "Management's  Discussion and Analysis of Financial
Condition and Results of Operations" in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein, and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The supporting notes and schedules included in the Registration Statement, the Prospectus and/or any Preliminary Prospectus fairly state in all material respects the information required to be stated therein in relation to the financial statements taken as a whole. The unaudited interim consolidated financial statements included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Rule 10-01 of Regulation S-X under the Act.

                           (q)      This  Agreement  has  been  duly authorized,
executed and delivered by the Company and, assuming due execution by the Representative of the Underwriters, constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                           (r)     The sale of the Shares and the performance of
this Agreement and the consummation of the transactions herein contemplated will not (with or without the giving of notice or the passage of time or both) (i) conflict with or violate any term or provision of the articles of incorporation or bylaws or other organizational documents of the Company or any subsidiary,
(ii) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any subsidiary is a party or to which any of their respective properties or assets is subject, (iii) conflict with or violate any law, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any subsidiary or any of their respective properties or assets or (iv) result in a breach, termination or lapse of the corporate power and authority of the Company or any subsidiary to own or lease and operate their respective assets and properties and conduct their respective business as described in the Prospectus.

                           (s)      When  the  Shares  to be sold by the Company
hereunder have been duly delivered against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and nonassessable, and the holders thereof will not be

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subject  to  personal  liability  solely by reason of being  such  holders.  The certificates representing the Shares are in proper legal form under, and conform in all respects to the requirements of, the New Jersey Business Corporation Act and the requirements of the NASD.

                           (t)      The Company has not distributed and will not
distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, a Preliminary Prospectus, the Prospectus and other material, if any, permitted by the Act.

                           (u)      Neither the Company nor any of its officers,
directors or affiliates has (i) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                           (v)      The operations  of  the  Company   and   its
subsidiaries with respect to any real property currently leased or owned or by any means controlled by the Company or any subsidiary (the "Real Property") are in compliance in all material respects with all federal, state, and local laws, ordinances, rules, and regulations relating to occupational health and safety and the environment (collectively, "Laws"), and the Company and its subsidiaries have not violated any Laws in a way which would have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole. Except as disclosed in the Prospectus, there is no pending or, to the Company's knowledge, threatened claim, litigation or any administrative agency proceeding, nor has the Company or any subsidiary received any written or oral notice from any governmental entity or third party, that: (i) alleges a violation of any Laws by the Company or any subsidiary or
(ii) alleges the Company or any subsidiary is a liable party under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss. 9601 et seq. or any state superfund law.

                           (w)      Neither the Company nor any subsidiary owns
or has the right to use patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, franchises, trade secrets, proprietary or other confidential information and intangible properties and assets (collectively, "Intangibles"), the loss of any of which would have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole;

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and,  to the  best  knowledge  of the  Company,  neither  the  Company  nor  any subsidiary has infringed or is infringing, and neither the Company nor any subsidiary has received notice of infringement with respect to, asserted Intangibles of others.

                           (x)      Each  of  the  Company  and its subsidiaries
makes and keeps accurate books and records reflecting its assets and maintains internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to maintain accountability for the assets of the Company, (iii) access to the assets of the Company and each of its subsidiaries is permitted only in accordance with management's authorization, and (iv) the recorded accountability for assets of the Company and each of its subsidiaries is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           (y)      The Company and its subsidiaries have filed
all foreign, federal, state and local tax returns that are required to be filed by them and have paid all taxes shown as due on such returns as well as all other taxes, assessments and governmental charges that are due and payable; and no material deficiency with respect to any such return has been assessed or proposed.

                           (z)      Except  for  such  plans  that are expressly
disclosed in the Prospectus, the Company and its subsidiaries do not maintain, contribute to or have any material liability with respect to any employee benefit plan, profit sharing plan, employee pension benefit plan, employee welfare benefit plan, equity-based plan or deferred compensation plan or arrangement ("Plans") that are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder ("ERISA"). All Plans are in compliance in all material respects with all applicable laws, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), and have been operated and administered in all material respects in accordance with their terms. No Plan is a defined benefit plan or multi employer plan. The Company does not provide retiree life and/or retiree health benefits or coverage for any employee or any beneficiary of any employee after such employee's termination of employment, except as required by Section 4980B of the Code or under a Plan which is intended to be "qualified" under Section 401(a) of the Code. No material liability has been, or could reasonably be expected to be, incurred under Title IV of ERISA or Section 412 of the Code by any entity required to be aggregated with the Company or any of the Subsidiaries pursuant to Section 4001(b) of ERISA and/or Section

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414(b)  or (c) of the Code (and the  regulations  promulgated  thereunder)  with respect to any "employee pension benefit plan" which is not a Plan. As used in this subsection, the terms "defined benefit plan," "employee benefit plan,"
"employee   pension   benefit  plan,"   "employee   welfare  benefit  plan"  and
"multiemployer plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

                           (aa)     No  material  labor  dispute exists with the
Company's or any subsidiary's employees, and no such labor dispute is threatened. The Company has no knowledge of any existing or threatened labor disturbance by the employees of any of its principal agents, suppliers, contractors or customers that would have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole.

                           (bb)     The  Company and  its  subsidiaries    have
received all permits, licenses, franchises, authorizations, registrations, qualifications and approvals (collectively, "Permits") of governmental or regulatory authorities (including, without limitation, state or federal bank regulatory authorities) as may be required of them to own their properties and conduct their businesses in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus; and the Company and its subsidiaries have fulfilled and performed all of their material obligations with respect to such Permits, and no event has occurred which allows or, after notice or lapse of time or both, would allow revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such Permits contain no restrictions that materially affect the ability of the Company and its subsidiaries to conduct their businesses and no state or federal bank regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any of its subsidiaries to the Company.

                           (cc)     The Company and each of its subsidiaries has
filed, or has had filed on its behalf, on a timely basis, all materials, reports, documents and information, including but not limited to annual reports, call reports and reports of examination with each applicable bank regulatory authority, board or agency, which are required to be filed by it, except where the failure to have timely filed such materials, reports, documents and information would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole.

                           (dd)    Neither the Company, nor any subsidiary is an
"investment company" or a company "controlled" by an investment company as such terms are defined in Sections 3(a) and 2(a)(9), respectively, of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and, if the Company or any subsidiary conducts its business as set forth in the Registration Statement and the Prospectus, will not become an "investment company" and will not be required to register under the Investment Company Act.

                 (ee) The Company has not offered, or caused the Underwriters Underwriters to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

                           (ff)     Sun  National  Bank   is  a  member  in good
standing of the Federal Reserve System and its deposits are insured by the Federal Deposit Insurance Corporation up to the legal limits.

                           (gg)    The Company and each Subsidiary have in place
and effective such policies of insurance, with limits of liability in such amounts, as are normal and prudent in the ordinary scope of business similar to that of the Company and such subsidiary in the respective jurisdiction in which they conduct business.

                  2.       Purchase and Sale of Shares.

                           (a)      Subject  to  the terms and conditions herein
set forth, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of [ ] Dollars and [ ] cents ($[ ]) per share (the "Per Share Price"), the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company as set forth in the first paragraph of this Agreement by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto, and the denominator of which is the aggregate number of Firm Shares to be purchased by the several Underwriters hereunder.

                           (b)     The Company hereby grants to the Underwriters
the right to purchase at their election in whole or in part from time to time up to [ ] Optional Shares, at the Per Share Price, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representative to the Company, given at any time and from time to time within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as hereinafter defined) or, unless the Representative otherwise agrees in writing, earlier than two or later than ten business days after the date of such notice. In the event the Underwriters elect to purchase all or a portion of the Optional Shares, the Company agrees to furnish or cause to be furnished to the Representative the certificates, letters and opinions, and to satisfy all conditions, set forth in
Section 7 hereof at each Subsequent Time of Delivery (as hereinafter defined).

                           (c)     In making this Agreement, each Underwriter is
contracting severally, and not jointly, and except as provided in Sections 2(b) and 9 hereof, the agreement of each Underwriter is to purchase only that number of shares specified with respect to that Underwriter in Schedule I hereto. No Underwriter shall be under any obligation to purchase any Optional Shares prior to an exercise of the option with respect to such Shares granted pursuant to
Section 2(b) hereof.

                  3. Offering by the Underwriters. Upon the authorization by the Representative of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.

                  4. Delivery of Shares; Closing. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as the Representative may request upon at least 48 hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representative for the account of such Underwriter, against payment by such Underwriter on its behalf of the purchase price therefor by wire transfer of immediately available funds to such accounts as the Company shall designate in writing. The closing of the sale and purchase of the Shares shall be held at the offices of Arnold & Porter, 555 12th Street, N.W., Washington, D.C. 20004, except that physical delivery of such certificates shall be made at the office of The Depository Trust Company, 55 North Water Street, New York, New York 10041. The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 10:00 a.m., New York, New York time, on the third (3rd) full business day after this Agreement is executed or at such other time and date as the Representative and the Company may agree upon in writing, and, with respect to the Optional Shares, at 10:00 a.m., New York, New York time, on the date specified by the Representative in the written notice given by the Representative of the Underwriters' election to purchase all or part of such Optional Shares, or at such other time and date as the Representative and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of any Optional Shares, if not the First Time of Delivery, is herein called a "Subsequent Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." The Company will make such certificates available for checking and packaging at least 24 hours prior to each Time of Delivery at the office of The Depository Trust Company, 55 North Water Street, New York, New York 10041 or at such other location specified by you in writing at least 48 hours prior to such Time of Delivery.

                  5. Covenants of the Company. The Company covenants and agrees with each of the Underwriters that:

                           (a)      The Company will use its best efforts to
cause the Registration Statement, if not effective prior to the execution and delivery of this Agreement, to become effective. If the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by you, subparagraph (4)) of Rule 424(b) within the time period required under Rule 424(b) under the Act. The Company will advise you promptly of any such filing pursuant to Rule 424(b). The Company will file timely all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

                           (b)     The Company will not file with the Commission
the Prospectus or the amendment referred to in Section 1(a) hereof, any amendment or supplement to the Prospectus or any amendment to the Registration Statement unless you have received a reasonable period of time to review any such proposed amendment or supplement and consented to the filing thereof and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon the request of the Representative or counsel for the Underwriters, the Company will promptly prepare and file with the Commission, in accordance with the rules and regulations of the Commission, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the several Underwriters and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) under the Act. The Company will advise the Representative, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Representative of each such filing or effectiveness.

                           (c)      The Company will advise the Representative
promptly  after  receiving  notice  or  obtaining  knowledge  of  (i)  when  any post-effective amendment to the Registration Statement is filed with the Commission, (ii) the receipt of any comments from the Commission concerning the Registration Statement, (iii) when any post-effective amendment to the
Registration Statement becomes effective, or when any supplement to the Prospectus or any amended Prospectus has been filed, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (v) the suspension of the qualification of the Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, or (vi) any request made by the Commission or any securities authority of any other jurisdiction for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if any such stop order or suspension is issued, to obtain the withdrawal thereof as promptly as possible.

                           (d)      If  the delivery of a prospectus relating to
the Shares is required under the Act at any time prior to the expiration of nine months after the date of the Prospectus and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus, the Company will promptly notify the Representative and upon its request (but at the Company's expense) prepare and file with the Commission an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will furnish without charge to each Underwriter and to any dealer in securities as many copies of such amended or supplemented Prospectus as the Representative may from time to time reasonably request.

                           (e)      The  Company promptly from time to time will
take such action as the Representative may reasonably request to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as the Representative may request and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction. The

Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

                           (f)      The  Company  will  promptly  provide    the
Representative, without charge, (i) two manually executed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including all exhibits and all documents or information incorporated by reference therein, (ii) for each other Underwriter, a conformed copy of the Registration Statement as originally filed and of each amendment thereto, without exhibits but including all documents or information incorporated by reference therein and (iii) so long as a prospectus relating to the Shares is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representative may reasonably request.

                           (g)      As soon as practicable, but not  later  than
the Availability Date (as defined below), the Company will make generally available to its security holders an earnings statement of the Company and its subsidiaries, if any, covering a period of at least 12 months beginning after the effective date of the Registration Statement (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder. "Availability Date" means the forty-fifth (45th) day after the end of the fourth fiscal quarter following the fiscal quarter in which the Registration Statement went effective, except that if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the ninetieth (90th) day after the end of such fourth fiscal quarter.

                           (h)      During the period beginning  from  the  date
hereof and continuing to and including the date 180 days after the date of the Prospectus, the Company will not, and will cause its officers and directors not to, without the prior written consent of the Representative, directly or indirectly (i) offer, sell, contract to sell or otherwise dispose of, any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, the economic consequences of ownership of shares of Common Stock whether any such swap or other agreement is to be settled by delivery of shares of Common Stock, other securities, cash or otherwise; except for the sale of the Shares hereunder and except for the issuance of Common Stock upon the exercise of stock options or warrants or the conversion of convertible securities outstanding on the date of this Agreement to the extent that such stock options, warrants and convertible securities are disclosed in the Prospectus or except for the grant to employees of stock options to purchase Common Stock which are not exercisable within such 180 days.

                           (i)      During  the  period of three years after the
effective date of the Registration Statement, the Company will furnish to the Representative and, upon request, to each of the other Underwriters, without charge, (i) copies of all reports or other communications (financial or other) furnished to shareholders and (ii) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, the NASD or any national securities exchange.

                           (j)      Prior to the termination of the underwriting
syndicate contemplated by this Agreement, neither the Company nor any of its officers, directors or affiliates will (i) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company or (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares.

                           (k)      In case of any event, at any time within the
period during which a prospectus is required to be delivered under the Act, as a result of which any Preliminary Prospectus or the Prospectus, as then amended or supplemented, would contain an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend any Preliminary Prospectus or the Prospectus to comply with the Act or any applicable securities or blue sky laws, the Company promptly will prepare and file with the Commission, and any applicable state securities commission, an amendment, supplement or document that will correct such statement or omission or effect such compliance and will furnish to the several Underwriters such number of copies of such amendment(s), supplement(s) or document(s) as the Representative may reasonably request. For purposes of this subsection (k), the Company will provide such information to the Representative, the Underwriters' counsel and counsel to the Company as shall be necessary to enable such persons to consult with the Company with respect to the need to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus or file any document, and shall furnish to the Representative and the Underwriters' counsel such further information as each may from time to time reasonably request.

                           (l)      The Company  will  use  its  best efforts to
obtain, and thereafter maintain, the qualification or listing of the shares of Common Stock (including, without limitation, the Shares) on the Nasdaq National Market System.

                  6.       Expenses and Fees.

                           (a)      The Company will pay all costs  and expenses
incident to the performance of the obligations of the Company under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 10 hereof, including, without limitation, all costs and expenses incident to (i) the printing of and mailing expenses associated with the Registration Statement, the Preliminary Prospectus and the Prospectus and any amendments or supplements thereto, this Agreement, the Agreement among Underwriters, the Underwriters' Questionnaire submitted to each of the Underwriters by the Representative in connection herewith, the power of attorney executed by each of the Underwriters in favor of Advest, Inc. in connection herewith, the Dealer Agreement and related documents (collectively, the "Underwriting Documents") and the preliminary Blue Sky memorandum relating to the offering prepared by Arnold & Porter, counsel to the Underwriters (collectively with any supplement thereto, the "Preliminary Blue Sky Memorandum"); (ii) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation and, if applicable, filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Prospectus and any amendments and supplements thereto, the Underwriting Documents and the Preliminary Blue Sky Memorandum; (iii) the delivery of copies of the foregoing documents to the Underwriters; (iv) the filing fees of the Commission and the NASD relating to the Shares; (v) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (vi) the qualification of the Shares for offering and sale under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters (and local counsel therefor) relating thereto; (vii) any listing of the Shares on the Nasdaq National Market System; (viii) any expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Shares; (ix) the costs of advertising the offering, including, without limitation, with respect to the placement of "tombstone" advertisements in publications selected by the Representative; and (x) all other costs and expenses reasonably incident to the performance of the Company's obligations hereunder that are not otherwise specifically provided for in this Section 6.

                           (b)      The Representative and the Underwriters will
pay their own expenses, including the fees of their counsel (except as provided in Section 6(a)(vi) hereof), public advertisement of the offering, and their own marketing and due diligence expenses.

                           (c)      At the First Time of Delivery,  the  Company
shall pay to the Representative the sum of One Hundred Thousand Dollars ($100,000) as a financial advisory fee.

                  7.       Conditions of the Underwriters' Obligations.  The
                           -------------------------------------------
obligations of the Underwriters hereunder to purchase and pay for the Shares to be delivered at each Time of Delivery shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of such Time of Delivery, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder, and to the following additional conditions precedent:

                           (a)      If the registration statement as amended to
date has not become effective prior to the execution of this Agreement, such registration statement shall have been declared effective not later than 11:00 a.m., New York City time, on the date of this Agreement or such later date and/or time as shall have been consented to by you in writing. If required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the knowledge of the Company and the Representative, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

                           (b)     The Representative shall have received a copy
of an executed lock-up agreement from the Company and each of the Company's officers and directors and certain shareholders of Common Stock, in the form attached hereto as Exhibit A.

                           (c)      You  shall  have  received an opinion, dated
such Time of Delivery, of Malizia, Spidi, Sloane & Fisch, P.C., counsel for the Company, in form and substance satisfactory to you and your counsel, to the effect that:

                                   (i)  The Company has been duly  incorporated,
is validly existing as a corporation in good standing under the laws of the State of New Jersey and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into this Agreement and perform its obligations hereunder. The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole.

The Company is a registered bank holding company under the Bank Holding Company Act of 1956, as amended.

                                   (ii)  Each  of  the Company's subsidiaries is
validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus. Each subsidiary is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole.

                  (iii) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock contained in the Prospectus. None of the issued shares of Common Stock of the Company or capital stock of any of its subsidiaries has been issued or is owned or held in violation of any statutory (or, to the knowledge of such counsel, any other) preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of Common Stock of the Company or capital stock of its subsidiaries) has any statutory (or, to the knowledge of such counsel, any other) preemptive or other rights to subscribe for any of the Shares.

                                   (iv)  All  of  the  issued  shares of capital
stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and, to such counsel's knowledge, are owned beneficially by the Company or its subsidiaries, free and clear of all liens, security interests, pledges, charges, encumbrances, shareholders' agreements, voting agreements, proxies, voting trusts, defects, equities or claims of any nature whatsoever (collectively, "Encumbrances"), including, without limitation, any Encumbrance arising or resulting from any indenture, mortgage, deed of trust, loan agreement, lease or other agreement of or entered into by the Company or its subsidiaries. To such counsel's knowledge, other than the outstanding capital stock of Sun National Bank and the equity securities held in the investment portfolios of the Company and such subsidiaries, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

                                   (v)  Except  as  disclosed in the Prospectus,
there are, to such counsel's knowledge, no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any of its subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company or any of its subsidiaries to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                               (vi)  When the Shares to  be  sold by the Company
have been duly delivered against payment therefor as contemplated by this Agreement, the Shares will be duly authorized, validly issued and fully paid and nonassessable, the holders thereof will not be subject to personal liability solely by reason of being such holders and the Shares will conform to the description of the Common Stock contained in the Prospectus; the certificates evidencing the Shares will comply with all applicable requirements of New Jersey law.

                               (vii)  There  are  no  contracts,  agreements  or
understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or, requiring the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or requiring the registration of any securities pursuant to any other registration statement filed by the Company under the Act.

                               (viii) To such counsel's knowledge,  neither  the
Company nor any of its subsidiaries is, or with the giving of notice or passage of time or both, would be, in violation of its articles of incorporation or bylaws, in each case as amended to date, or, in default in any material respect under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets is subject.

                               (ix) The sale of the Shares  being  sold  at such
Time of Delivery and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with or violate any provision of the articles of incorporation or bylaws of the Company or any of its subsidiaries, in each case as amended to date, or to such counsel's knowledge, any existing law, statute, rule or regulation, or in any material respect, conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets is subject, or, conflict with or violate any order, judgment or decree known to such counsel, of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets.

                               (x)  To such  counsel's  knowledge,  no  consent,
approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except such as have been or will have been obtained and are or will be in effect, and except the registration of the Shares under the Act, and such as may be required by the NASD or under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

                               (xi) To such counsel's knowledge and  other  than
as disclosed in or contemplated by the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or threatened, in which the Company or any of its subsidiaries is a party or of which any of their respective properties or assets is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole; and, to such counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of, or in default with respect to, any law, statute, rule, regulation, order, judgment or decree, except as described in the Prospectus or such as do not and will not individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole, nor is the Company or any of its subsidiaries required to take any action in order to avoid any such violation or default.

                               (xii)  The statements  in  the  Prospectus  under
"Summary," "Price Range of the Common Shares; Dividends," "Business of the Company," "Supervision and Regulation," "Description of the Capital Stock," and "Shares Eligible for Future Sale" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations, or legal conclusions, are correct in all material respects.

                               (xiii) This Agreement has been  duly  authorized,
executed and delivered by the Company and, assuming due execution by the Representative of the Underwriters, constitutes the valid and binding agreement of the Company, enforceable against the Company, in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                    (xiv) Neither the Company nor any of its subsidiaries is an "investment company" or a company "controlled" by an investment company as such terms are defined in Sections 3(a) and 2(a)(9), respectively, of the Investment Company Act.

                               (xv) To  such counsel's  knowledge,  the  Company
and its subsidiaries have received all permits, licenses, franchises, authorizations, registrations, qualifications and approvals (collectively, "permits") of governmental or regulatory authorities (including, without limitation, state and/or other insurance regulatory authorities) as may be required of them to own their properties and to conduct their businesses in the manner described in the Prospectus, subject to such qualification as may be set forth in the Prospectus; to such counsel's knowledge, the Company and its subsidiaries have fulfilled and performed all of their material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such permits, subject in each case to such qualifications as may be set forth in the Prospectus; and other than as described in the Prospectus, such permits contain no restrictions that materially affect the ability of the Company and its subsidiaries to conduct their businesses.

                    (xvi) The Registration Statement and the Prospectus and each amendment or supplement thereto (other than the financial statements, the notes and schedules thereto and other financial data included therein, to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the respective rules and regulations thereunder. The descriptions in the Registration Statement and the Prospectus of contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                               (xvii)  The Registration Statement was   declared
effective under the Act as of the date and time specified in such opinion and, to such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefor have been initiated or threatened by the Commission.

                  Such counsel shall also state that they have participated in the preparation of the Registration Statement and the Prospectus and in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of and counsel to the Underwriters at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel has not passed upon or assumed any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and although such counsel has not undertaken to verify independently the accuracy or completeness of the statements in the Registration Statement or the Prospectus, nothing has come to such counsel's attention to lead them to believe that the Registration Statement, or any further amendment thereto made prior to such Time of Delivery, on its effective date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to such Time of Delivery, as of its issue date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements, the notes and schedules thereto and other financial data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

                  In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of officers of the Company, public officials and letters from officials of the NASD [and such counsel may rely as to matters governed by the laws of the State of New Jersey on the opinion of _________________, special New Jersey counsel to the Company, provided that such Company counsel shall state in their opinion that they believe that both they and the Underwriters are justified in relying upon the opinion of such special New Jersey counsel]. Copies of such certificates of officers of the Company and other opinions shall be addressed and furnished to the Underwriters and furnished to counsel for the Underwriters.

                           (d)    Arnold & Porter, counsel for the Underwriters,
shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to such matters as you may reasonably request, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                           (e)      The Representative shall have received from
Deloitte & Touche LLP, independent public accountants, in form and substance satisfactory to the Representative, letters dated as of the date hereof, the date of delivery of the Firm Securities and the date(s) of delivery of any Option Securities, containing statements and information of the type ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and Prospectus; provided that the letter dated as of the date of delivery of the Firm Securities shall use a "cut-off date" not earlier than the date hereof.

                           (f)      Since  the  date  of  the   latest   audited
financial statements included in the Prospectus, neither the Company nor any of the Subsidiaries shall have sustained any change, or any development involving a prospective change (including, without limitation, a change in management or control of the Company), in or affecting the position (financial or otherwise), results of operations, net worth or business prospects of the Company and its subsidiaries, otherwise than as disclosed in or contemplated by the Prospectus, the effect of which, in either such case, in your sole judgment makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

                           (g)      Subsequent to the date  hereof, there  shall
not have occurred any of the following: (i) any suspension or limitation in trading in securities generally on the New York Stock Exchange, and/or the American Stock Exchange or any setting of minimum prices for trading on such exchange, or in the Common Stock of the Company by the Commission or the NASD;
(ii) a moratorium on commercial banking activities in New York, New Jersey or Connecticut declared by either federal or state authorities; or (iii) any outbreak or escalation of hostilities involving the United States, declaration by the United States of a national emergency or war or any other national or international calamity or emergency if the effect of any such event specified in this clause (iii) in your sole judgment makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

                           (h)      The Company shall have furnished to  you  at
such Time of Delivery certificates of the chief executive and chief financial officers of the Company satisfactory to you, as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery with the same effect as if made at such Time of Delivery, as to the performance by the Company of all of its respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates of such officers as to such matters as you may reasonably request.

[the following was included in the officers' closing certificate:]

                                    (i)  The representations and warranties of
the Company in this Agreement and in the certificates delivered by the Company pursuant to this Agreement shall be true and correct in all material respects when made and on and as of each Time of Delivery as if made at such time, and the Company shall have performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by the Company at or before such Time of Delivery.

                           (j)      The Shares  shall  have  been  approved  for
quotation in the Nasdaq National Market System.

                           (k)  Each person purchasing Shares  pursuant  to  the
Directed Share Program shall have executed and delivered to the Representative a subscription agreement in form and substance acceptable to the Representative.

                  8.       Indemnification and Contribution.

                           (a)      The Company agrees to indemnify  and  hold
harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by the Company in Section 1 of this Agreement;
(ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any application or other document, or amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or
(iii) the omission of or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application of a material fact required to be stated
therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein (which information is solely as set forth in Section 1(c) hereof). The Company will not, without the prior written consent of the Representative of the Underwriters, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not any Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

                           (b)      The Company agrees to  indemnify  and  hold
harmless Advest and each person, if any, who controls Advest within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act ("Advest Entities"), against any and all losses, claims, damages or liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim): (i) caused by the failure of any Participant to pay for and accept delivery of the Shares which, immediately following the effectiveness of the Registration Statement, were subject to a properly confirmed agreement to purchase; or (ii) related to, arising out of, or in connection with the Directed Share Program, provided that the Company shall not be responsible under this subsection 8(b) for any losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of Advest Entities.

                           (c)      Each Underwriter, severally but not jointly,
agrees to indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the

Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein (which information is solely as set forth in Section 1(c) hereof); and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action.

                           (d)      Promptly  after  receipt  by  an indemnified
party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under such subsection (a), (b) or (c). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party. After such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. Nothing in this
Section 8(d) shall preclude an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to section 8(b) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of counsel for Advest for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control Advest within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act.

                           (e)      If the indemnification provided for in this
Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

                           (f)      The  obligations  of the  Company under this
Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and employee of the Underwriters and to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer, trustee and director of the Company and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

                  9.       Default of Underwriters.

                           (a)     If any Underwriter defaults in its obligation
to purchase Shares at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein within thirty-six (36) hours after such default by any Underwriter. In the event that, within the respective prescribed period, you notify the Company that you have so arranged for the purchase of such Shares, you shall have the right to postpone a Time of Delivery for a period of not more than seven (7) days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in your opinion may thereby be made necessary. The cost of preparing, printing and filing any such amendments shall be paid for by the Underwriters. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

                           (b)      If, after giving effect  to any arrangements
for the purchase of the Shares of a defaulting Underwriter or Underwriters by you as provided in subsection (a) above, if any, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh (1/11) of the aggregate number of Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

                  10.      Termination.

                           (a)      This Agreement may be terminated in the sole
discretion of the Representative by notice to the Company given prior to the First Time of Delivery or any Subsequent Time of Delivery, respectively, in the event that (i) any condition to the obligations of the Underwriters set forth in
Section 7 hereof has not been satisfied, or (ii) the Company shall have failed, refused or been unable to deliver Certificates in definitive form for the Shares or the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder at or prior to such Time of Delivery, in either case other than by reason of a default by any of the Underwriters. If this Agreement is terminated pursuant to this Section 10(a), the Company will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares. Any termination pursuant to this Section 10(a) shall be without liability on the part of any Underwriter to the Company or on the part of the Company to any Underwriter (except for expenses to be paid by the Company pursuant to Section 6 hereof or reimbursed by the Company pursuant to this Section 10(a) and except as to indemnification and contribution to the extent provided in Section 8 hereof).

                           (b)      If, after giving effect to any arrangements
for the purchase of the Shares of a defaulting Underwriter or Underwriters by you as provided in Section 9(a), the aggregate number of such Shares which remains unpurchased exceeds one- eleventh (1/11) of the aggregate number of Shares to be purchased at such Time of Delivery, then this Agreement (or, with respect to a Subsequent Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  11. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person referred to in Section 8(f) or the Company, or any officer, trustee or director or controlling person of the Company referred to in Section 8(f), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

                  12. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed, delivered or telegraphed and confirmed in writing to you in care of Advest, Inc., One Rockefeller Plaza, 20th Floor, New York, New York 10020, Attention: Michael T. Mayes (with a copy to Arnold & Porter, 555 12th Street, N.W., Washington, D.C. 20004, Attention: Steven Kaplan); if to the Company shall be sufficient in all respects if mailed, delivered or telegraphed and confirmed in writing to Sun Bancorp, Inc., 226 Landis Avenue, Vineland, New Jersey 08360, Attention: Philip
W. Koebig, III (with a copy to Malizia, Spidi, Sloane & Fisch, P.C., One Franklin Square, 1301 K Street, N.W., Suite 700 East, Washington, D.C. 20005,
Attention: John J. Spidi).

                  13. Binding Effect. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers, trustees, directors and employees and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                  14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any provisions regarding conflicts of laws.

                  15. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by Advest, Inc., on behalf of each of the Underwriters, this letter will constitute a binding agreement among the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Agreement among Underwriters, a copy of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                Very truly yours,

                                SUN BANCORP, INC.



                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



The foregoing Agreement is hereby confirmed and accepted as of the date first written above at New York, New York.

ADVEST, INC.

By:  ADVEST, INC.


         By:
                  ----------------------------------
                  Name:
                  Title:

On behalf of each of the Underwriters

                                   SCHEDULE I


                                                      Number of Optional
                            Total Number            Shares to be Purchased
                           of Firm Shares                 if Maximum
Underwriter                to be Purchased             Option Exercised
-----------                ---------------             ----------------

Advest, Inc.

                                    EXHIBIT A
                            FORM OF LOCK-UP AGREEMENT

                                SUN BANCORP, INC.

                                LOCK-UP AGREEMENT


                               __________ __, 1997


Advest, Inc.
  As Representative of the Several Underwriters
One Rockefeller Plaza, 20th Floor
New York, New York  10020

Ladies and Gentlemen:

         The undersigned understands that you, as Representative of the several underwriters (the "Underwriters"), propose to enter into an underwriting agreement (the "Underwriting Agreement") with Sun Bancorp, Inc. (the "Company") providing for the public offering (the "Public Offering") by the Underwriters, including yourself, of common stock of the Company (the "Common Stock") pursuant to the Company's Registration Statement on Form S-1 (the "Registration Statement").

         In consideration of the Underwriters' agreement to purchase and make the Public Offering of the Common Stock, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees, for a period of 180 days after the effective date of the Registration Statement (the "Lock-Up Period"), not to sell, offer to sell, solicit an offer to buy, contract to sell, encumber, distribute, pledge, grant any option for the sale of, or otherwise transfer or dispose of, directly or indirectly, in one or a series of transactions (collectively, a "Disposition"), any shares of Common Stock or any securities convertible or exercisable into or exchangeable for shares of Common Stock (collectively, "Securities"), now owned or hereafter acquired by the undersigned or with respect to which the undersigned has acquired or hereafter acquires the power of disposition, without the prior written consent of Advest, Inc. Prior to the expiration of the Lock-Up Period, the undersigned agrees that it will not announce or disclose any intention to do anything after the expiration of such period which the undersigned is prohibited, as provided in the preceding sentence, from doing during the Lock-Up Period. In addition, for the benefit of the Company and the Underwriters, the undersigned hereby (i) waives any right it may have to cause the Company to register pursuant to the Securities Act of 1933, as amended, shares of Common Stock now owned or hereafter acquired or received by the undersigned as a result of the Public Offering and (ii) during the Lock-Up Period, agrees not to exercise any such registration rights and further agrees that the Company shall not be obligated to register any shares in violation of the Underwriting Agreement.

         The undersigned acknowledges and agrees that the restrictions above are expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities (or the economic equivalent thereof) during the Lock-Up Period even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based marked basket or index) that includes, relates to or derives any significant part of its value from the Securities.

         The undersigned hereby also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by the undersigned except in compliance with the Lock-Up Agreement.

         It is understood that, if the Underwriting Agreement is not executed, or if the Underwriting Agreement shall terminate or be terminated prior to payment for and delivery of the Common Stock the subject thereof, this Lock-Up Agreement shall automatically terminate and be of no further force or effect.

         This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to its conflict of laws provisions).


                                              Very truly yours,




                                              -----------------------------
                                              Name: